Exhibit 99.1

NEWS RELEASE

TO BUSINESS EDITOR:

PEOPLES FINANCIAL SERVICES CORP. Reports Second Quarter 2017 Earnings

Scranton, PA, July 24, 2017/PRNEWSWIRE/ – Peoples Financial Services Corp. (“Peoples”) (NASDAQ: PFIS), the bank holding company for Peoples Security Bank and Trust Company, today reported unaudited financial results at and for the three and six months ended June 30, 2017.  Peoples reported net income of $5.7 million, or $0.76 per share for the second quarter of 2017, compared to $4.9 million, or $0.66 per share for the comparable period of 2016.

Core net income,  which we have defined to exclude gains on the sale of investment securities available-for-sale,  as well as the gain on the sale of our merchant services portfolio,  net of tax, for the three months ended June 30, 2017 was $4.4 million, a $253 thousand decrease from $4.6 million for the same period in 2016. The results for the three months ended June 30, 2017 include a gain on the sale of our merchant services portfolio of $2.3 million while the results for the three months ended June 30, 2016 include gains on the sale of investment securities of $381 thousand. Core net income per share for the three months ended June 30, 2017 was $0.59, compared to $0.62 for the same period in 2016.

Net income for the six months ended June 30, 2017, totaled $10.5 million or $1.41 per share compared to $9.7 million or $1.32 per share for the same period last year.

Core net income for the six months ended June 30, 2017 was $9.2 million, a decrease of 1.9% from $9.3 million for the same period in 2016. Core net income per share for the six months ended June 30, 2017 was $1.24, a decrease from $1.26 for the same period in 2016. The results for the six months ended June 30, 2017 include a gain on the sale of our merchant services portfolio of $2.3 million while the results for the six months ended June 30, 2016 include net gains on the sale of investment securities of $623 thousand.

In addition to evaluating its results of operations in accordance with accounting principles generally accepted in the United States of America (“GAAP”), Peoples routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as tangible stockholders’ equity and core net income ratios. The reported results included herein contain items, which Peoples considers non-core, namely gains on sales of investment securities available-for-sale, as well as the gain on the sale of our merchant services portfolio. Peoples believes the reported non-GAAP financial measures provide information useful to investors in understanding its operating performance and trends. Where non-GAAP disclosures are used in this press release, a reconciliation to the comparable GAAP measure is provided in the accompanying tables. The non-GAAP financial measures Peoples uses may differ from the non-GAAP financial measures of other financial institutions.

NOTABLES

•	Loans, net grew $64.4 million, or 8.5% annualized year-to-date in 2017.
•	Deposits grew $50.7 million or 6.4% annualized year-to-date in 2017.
•	Book value per share improved to $35.63 at June 30, 2017 from $34.71 at December 31, 2016, and $34.40 at June 30, 2016.
•	Tangible book value per share improved to $26.56 at June 30, 2017 from $25.57 at December 31, 2016, and $25.18 at June 30, 2016.
•	Tax-equivalent net interest income increased to $17.0 million for the second quarter of 2017 compared to $16.7 million for the first quarter of 2017, and $16.2 million for the second quarter of 2016.
•

Tax-equivalent net interest margin decreased five basis points in the second quarter of 2017 to 3.68%, compared to 3.73% for the quarter ended March 31, 2017, and decreased 13 basis points compared to 3.81% for the quarter ended June 30, 2016.

•	Entered into and executed a merchant asset purchase agreement with a third party to sell and transfer our merchant business, which resulted in a gain of $2.3 million.

•	Executed a marketing and sales agreement to share in the future revenue generated from the sold merchant portfolio, and from new merchant referrals.
•	Nonperforming assets to loans, net, and foreclosed assets decreased to 0.73% at June 30, 2017, from 0.78% at March 31, 2017, and 0.90% at June 30, 2016.
•	The allowance for loan losses to loans, net increased to 1.11% at June 30, 2017, from 1.09% at March 31, 2017, and 1.01% at June 30, 2016.

 INCOME STATEMENT REVIEW

The tax-equivalent net interest margin for the three and six months ended June 30, were 3.68%  and 3.71% respectively in 2017, compared to 3.81% for the same periods in 2016.  Loan accretion included in loan interest income for the six months ended June 30, 2017, related to loans acquired in the fourth quarter of 2013, was $94 thousand, resulting in an increase in the tax-equivalent net interest margin of 1 basis point. Loan accretion included in loan interest income in the first half of 2016, related to loans acquired in the fourth quarter of 2013, was $372 thousand, resulting in an increase in the tax-equivalent net interest margin of 4 basis points.

Tax-equivalent net interest income for the six months ended June 30, increased $1.6 million to $33.6 million in 2017 from $32.0 million in 2016. The increase in tax equivalent net interest income was primarily due to a $139.6 million increase in average earning assets for the six months ended June 30, 2017 when compared to the same period in 2016. The tax-equivalent yield on the loan portfolio decreased to 4.38% for the six months ended June 30, 2017 compared to 4.49% for the comparable period in 2016. Loans, net averaged $1.6 billion for the six months ended June 30, 2017 and $1.4 billion for the comparable period in 2016. For the three months ended June 30, the tax-equivalent yield on total investments decreased to 2.85% in 2017 from 2.95% in 2016. Average investments totaled $272.9 million in the first half of 2017 and $279.0 million in the first half of 2016. Average interest-bearing liabilities increased $115.0 million for the six months ended June 30, 2017, compared to the corresponding period last year. The cost of funds increased to 0.59% in the six months ended June 30, 2017 from 0.55% for the same period of 2016.

The provision for loan losses totaled $2.4 million for the six months ended June 30, 2017 and 2016. For the quarter ended June 30, the provision for loan losses was $1.2 million in both 2017 and 2016.

For the six months ended June 30, noninterest income totaled $10.2 million in 2017, an increase from $8.0 million in 2016. The gain on sale of our merchant services portfolio was $2.3 million in 2017 compared to the same period in 2016 when we recognized gains of $623 thousand from the sale of available-for-sale investment securities. Increases in service charges, fees and commissions, revenues from merchant services and income from fiduciary activities more than offset decreases in income generated from wealth management services, income from mortgage banking activities and life insurance investment income.  For the three months ended June 30, 2017 and 2016, noninterest income totaled $6.4 million and $4.1 million, respectively. The aforementioned gain generated from the sale of our merchant services portfolio occurred in the second quarter of 2017 with no comparable transaction within that same period in 2016. No gain or loss from the sale of investment securities available-for-sale were recognized during the three months ended June 30, 2017 while a gain from the sale of investment securities of $381 thousand was recognized during the corresponding period last year.

Noninterest expense increased $2.6 million or 11.1% to $26.3 million for the six months ended June 30, 2017, from $23.7 million for the six months ended June 30, 2016. Salaries and employee benefits increased $2.1 million or 18.4% due to merit increases and continued investment in our expansion markets in the Lehigh Valley and King of Prussia.  For the second quarter of 2017, noninterest expense increased to $14.0 million from $12.1 million for the same period in 2016, an increase of $1.9 million or 15.6%. The sale of our merchant services portfolio contributed $271 thousand to the increase. Additionally, as with the year-to-date results, the buildout of our expansion plan led to increases in salaries and employee benefit expense when comparing the two periods.

 BALANCE SHEET REVIEW

At June 30, 2017, total assets, loans and deposits were $2.1 billion, $1.6 billion and $1.6 billion, respectively.  Loans, net grew $64.4 million or 8.5% annualized in the first half of 2017. Loans, net grew $132.6 million or 9.0% from June 30, 2016 to June 30,  2017. Deposits grew $50.7 million or 6.4%  annualized in the first six months of 2017.  Total deposits grew $142.6 million or 9.5% from June 30, 2016 to June 30, 2017. Noninterest bearing deposits increased $2.8 million or 1.6% annualized while interest-bearing deposits increased $47.9 million or 7.8% annualized in the first half of

2017. Total investments were $266.6 million at June 30, 2017, including $256.7 million securities classified as available-for-sale and $9.9 million classified as held-to-maturity.

Stockholders’ equity equaled $263.5 million or $35.63 per share at June 30, 2017, and $256.6 million or $34.71 per share at December 31, 2016. Tangible stockholders’ equity improved to $26.56 per share at June 30, 2017, from $25.57 per share at December 31, 2016. Dividends declared for the six months ended June 30, 2017 amounted to $0.62 per share representing a dividend payout ratio of 44.0%.

ASSET QUALITY REVIEW

Nonperforming assets were $11.6 million or 0.73% of loans, net and foreclosed assets at June 30, 2017, compared to $14.2 million or 0.93% of loans, net and foreclosed assets at December 31, 2016. The allowance for loan losses equaled $17.8 million or 1.11% of loans, net at June 30, 2017 compared to $16.0 million or 1.04% of loans, net, at December 31, 2016. Loans charged-off, net of recoveries, for the six months ended June 30, 2017, equaled $559 thousand or 0.04% of average loans, compared to $576 thousand or 0.08% of average loans for the comparable period last year.

About Peoples:

Peoples Financial Services Corp. is the parent company of Peoples Security Bank and Trust Company, a community bank serving Bucks, Lackawanna, Lehigh, Luzerne, Monroe, Montgomery, Northampton, Susquehanna, Wayne and Wyoming Counties in Pennsylvania and Broome County in New York through 26 offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. Peoples’ business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies.

SOURCE: Peoples Financial Services Corp.
/Contact:	MEDIA/INVESTORS, Marie L. Luciani, Investor Relations Officer, 570.346.7741 or marie.luciani@psbt.com
Co:	Peoples Financial Services Corp.
St:	Pennsylvania
In:	Fin

Safe Harbor Forward-Looking Statements:

We make statements in this press release, and we may from time to time make other statements regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Peoples Financial Services Corp., Peoples Security Bank and Trust Company, and its subsidiaries (collectively, “Peoples”) that are considered “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, Peoples claims the protection of the statutory safe harbors for forward-looking statements.

Peoples cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; our ability to identify and address cyber-security risks and other economic, competitive, governmental, regulatory and technological factors affecting Peoples’ operations, pricing, products and services and other factors that may be described in Peoples’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time.

In addition to these risks, acquisitions and business combinations, present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder-or take longer-to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired or combined business may cause reputational harm to

Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

 The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, Peoples assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

[TABULAR MATERIAL FOLLOWS]

Summary Data

Peoples Financial Services Corp.

Five Quarter Trend

(In thousands, except share and per share data)

	June 30	Mar 31	Dec 31	Sept 30	June 30
	2017	2017	2016	2016	2016
Key performance data:
Per share data:
Net income	$0.76	$0.65	$0.64	$0.69	$0.66
Core net income (1)	$0.59	$0.65	$0.64	$0.69	$0.62
Cash dividends declared	$0.31	$0.31	$0.31	$0.31	$0.31
Book value	$35.63	$35.07	$34.71	$34.68	$34.40
Tangible book value (1)	$26.56	$25.97	$25.57	$25.50	$25.18
Market value:
High	$45.73	$49.57	$50.54	$40.76	$40.55
Low	$39.25	$39.66	$38.41	$37.93	$35.56
Closing	$43.73	$41.80	$48.70	$40.76	$39.14
Market capitalization	$323,434	$309,075	$360,095	$301,385	$289,407
Common shares outstanding	7,396,163	7,394,143	7,394,143	7,394,143	7,394,143
Selected ratios:
Return on average stockholders’ equity	8.71%	7.51%	7.29%	7.95%	7.72%
Core return on average stockholders’ equity (1)	6.70%	7.51%	7.29%	7.95%	7.33%
Return on average tangible stockholders’ equity (1)	11.73%	10.15%	9.88%	10.82%	10.59%
Core return on average tangible stockholders’ equity (1)	9.03%	10.15%	9.88%	10.82%	10.05%
Return on average assets	1.11%	0.97%	0.94%	1.05%	1.03%
Core return on average assets (1)	0.85%	0.97%	0.94%	1.05%	0.98%
Stockholders’ equity to total assets	12.76%	12.82%	12.83%	13.01%	13.30%
Efficiency ratio (2)	63.95%	59.13%	58.59%	56.89%	59.33%
Nonperforming assets to loans, net, and foreclosed assets	0.73%	0.78%	0.93%	0.93%	0.90%
Net charge-offs to average loans, net	0.09%	0.05%	0.30%	0.08%	0.16%
Allowance for loan losses to loans, net	1.11%	1.09%	1.04%	1.03%	1.01%
Interest-bearing assets yield (FTE) (3)	4.14%	4.17%	4.10%	4.17%	4.23%
Cost of funds	0.60%	0.57%	0.56%	0.54%	0.55%
Net interest spread (FTE) (3)	3.54%	3.60%	3.54%	3.63%	3.68%
Net interest margin (FTE) (3)	3.68%	3.73%	3.67%	3.76%	3.81%
(1)	See Reconciliation of Non-GAAP financial measures.
(2)

Total noninterest expense less amortization of intangible assets divided by tax-equivalent net interest income and noninterest income less net gains(losses) on investment securities available-for-sale.

(3)	Tax-equivalent adjustments were calculated using the prevailing federal statutory tax rate of 35%.

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	June 30	June 30
Six Months Ended	2017	2016
Interest income:
Interest and fees on loans:
Taxable	$31,486	$29,106
Tax-exempt	1,521	1,531
Interest and dividends on investment securities:
Taxable	1,416	1,304
Tax-exempt	1,546	1,750
Dividends	24	21
Interest on interest-bearing deposits in other banks	67	32
Interest on federal funds sold
Total interest income	36,060	33,744
Interest expense:
Interest on deposits	2,963	2,605
Interest on short-term borrowings	422	166
Interest on long-term debt	697	714
Total interest expense	4,082	3,485
Net interest income	31,978	30,259
Provision for loan losses	2,400	2,400
Net interest income after provision for loan losses	29,578	27,859
Noninterest income:
Service charges, fees, commissions	3,254	2,971
Merchant services income	2,193	1,952
Commissions and fees on fiduciary activities	1,002	956
Wealth management income	667	708
Mortgage banking income	383	399
Life insurance investment income	384	395
Net gains on sale of investment securities available-for-sale		623
Net gains on sale of merchant services business	2,278
Total noninterest income	10,161	8,004
Noninterest expense:
Salaries and employee benefits expense	13,301	11,236
Net occupancy and equipment expense	4,844	4,682
Merchant services expense	1,763	1,380
Amortization of intangible assets	526	602
Other expenses	5,924	5,831
Total noninterest expense	26,358	23,731
Income before income taxes	13,381	12,132
Provision for income tax expense	2,922	2,395
Net income	$10,459	$9,737
Other comprehensive income (loss):
Unrealized gains on investment securities available-for-sale	$1,457	$2,123
Reclassification adjustment for gains included in net income		(623)
Change in pension liability
Income tax expense related to other comprehensive income	510	525
Other comprehensive income, net of income taxes	947	975
Comprehensive income	$11,406	$10,712
Per share data:
Net income	$1.41	$1.32
Cash dividends declared	$0.62	$0.62
Average common shares outstanding	7,395,158	7,399,318

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	June 30	Mar 31	Dec 31	Sept 30	June 30
Three months ended	2017	2017	2016	2016	2016
Interest income:
Interest and fees on loans:
Taxable	$15,945	$15,541	$15,502	$15,294	$14,760
Tax-exempt	795	726	730	770	780
Interest and dividends on investment securities available-for-sale:
Taxable	719	697	636	575	617
Tax-exempt	752	794	827	861	875
Dividends	12	12	17	10	11
Interest on interest-bearing deposits in other banks	38	29	3	15	15
Total interest income	18,261	17,799	17,715	17,525	17,058
Interest expense:
Interest on deposits	1,529	1,434	1,468	1,356	1,322
Interest on short-term borrowings	248	174	120	116	89
Interest on long-term debt	349	348	353	353	354
Total interest expense	2,126	1,956	1,941	1,825	1,765
Net interest income	16,135	15,843	15,774	15,700	15,293
Provision for loan losses	1,200	1,200	1,400	1,200	1,200
Net interest income after provision for loan losses	14,935	14,643	14,374	14,500	14,093
Noninterest income:
Service charges, fees, commissions	1,682	1,572	1,603	1,542	1,527
Merchant services income	1,178	1,015	990	1,257	1,038
Commissions and fees on fiduciary activities	494	508	481	539	474
Wealth management income	348	319	319	271	296
Mortgage banking income	204	179	269	217	195
Life insurance investment income	195	189	197	199	202
Net gains on sale of investment securities available-for-sale					381
Net gains on sale of merchant services business	2,278
Total noninterest income	6,379	3,782	3,859	4,025	4,113
Noninterest expense:
Salaries and employee benefits expense	7,026	6,275	5,732	5,466	5,904
Net occupancy and equipment expense	2,450	2,394	2,424	2,316	2,245
Merchant services expense	1,033	730	723	890	748
Amortization of intangible assets	258	268	287	297	297
Other expenses	3,235	2,689	3,116	3,048	2,919
Total noninterest expense	14,002	12,356	12,282	12,017	12,113
Income before income taxes	7,312	6,069	5,951	6,508	6,093
Income tax expense	1,653	1,269	1,223	1,390	1,238
Net income	$5,659	$4,800	$4,728	$5,118	$4,855
Other comprehensive (loss) income :
Unrealized gains (losses) on investment securities available-for-sale	$1,184	$273	$(4,420)	$(1,120)	$1,128
Reclassification adjustment for gains included in net income					(381)
Change in pension liability			917
Income tax expense (benefit) related to other comprehensive income (loss)	415	96	(1,226)	(392)	262
Other comprehensive income (loss), net of income taxes	769	177	(2,277)	(728)	485
Comprehensive income	$6,428	$4,977	$2,451	$4,390	$5,340
Per share data:
Net income	$0.76	$0.65	$0.64	$0.69	$0.66
Cash dividends declared	$0.31	$0.31	$0.31	$0.31	$0.31
Average common shares outstanding	7,396,163	7,394,143	7,394,143	7,394,143	7,395,127

Peoples Financial Services Corp.

Details of Net Interest and Net Interest Margin

(In thousands, fully taxable equivalent basis)

	June 30	Mar 31	Dec 31	Sept 30	June 30
Three months ended	2017	2017	2016	2016	2016
Net interest income:
Interest income
Loans, net:
Taxable	$15,945	$15,541	$15,502	$15,294	$14,760
Tax-exempt	1,223	1,117	1,123	1,184	1,200
Total loans, net	17,168	16,658	16,625	16,478	15,960
Investments:
Taxable	768	709	653	585	628
Tax-exempt	1,156	1,222	1,272	1,325	1,346
Total investments	1,924	1,931	1,925	1,910	1,974
Interest on interest-bearing balances in other banks	1	29	3	15	15
Federal funds sold
Total interest income	19,093	18,618	18,553	18,403	17,949
Interest expense:
Deposits	1,529	1,434	1,468	1,356	1,322
Short-term borrowings	248	174	120	116	89
Long-term debt	349	348	353	353	354
Total interest expense	2,126	1,956	1,941	1,825	1,765
Net interest income	$16,967	$16,662	$16,612	$16,578	$16,184
Loans, net:
Taxable	4.37%	4.41%	4.33%	4.39%	4.47%
Tax-exempt	4.29%	4.30%	4.25%	4.36%	4.40%
Total loans, net	4.36%	4.40%	4.33%	4.39%	4.47%
Investments:
Taxable	1.93%	1.87%	1.72%	1.74%	1.79%
Tax-exempt	4.17%	4.30%	4.22%	4.28%	4.28%
Total investments	2.85%	2.89%	2.83%	2.94%	2.95%
Interest-bearing balances with banks	1.31%	1.16%	3.58%	1.93%	2.16%
Federal funds sold
Total interest-bearing assets	4.14%	4.17%	4.10%	4.17%	4.23%
Interest expense:
Deposits	0.48%	0.47%	0.47%	0.45%	0.45%
Short-term borrowings	1.13%	0.86%	0.63%	0.58%	0.57%
Long-term debt	2.44%	2.44%	2.40%	2.38%	2.39%
Total interest-bearing liabilities	0.60%	0.57%	0.56%	0.54%	0.55%
Net interest spread	3.54%	3.60%	3.54%	3.63%	3.68%
Net interest margin	3.68%	3.73%	3.67%	3.76%	3.81%

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands)

	June 30	Mar 31	Dec 31	Sept 30	June 30
At period end	2017	2017	2016	2016	2016
Assets:
Cash and due from banks	$41,026	$31,511	$39,496	$31,620	$29,805
Interest-bearing balances in other banks	375	304	445	294	272
Federal funds sold
Investment securities:
Available-for-sale	256,774	264,644	259,410	249,913	251,382
Held-to-maturity	9,868	10,180	10,517	10,864	11,262
Total investments	266,642	274,824	269,927	260,777	262,644
Loans held for sale		444		360
Loans, net	1,597,362	1,559,867	1,532,965	1,522,391	1,464,808
Less: allowance for loan losses	17,802	16,969	15,961	15,712	14,799
Net loans	1,579,560	1,542,898	1,517,004	1,506,679	1,450,009
Premises and equipment, net	35,892	34,967	33,260	33,049	29,510
Accrued interest receivable	6,206	5,604	6,228	5,309	5,952
Goodwill	63,370	63,370	63,370	63,370	63,370
Other intangible assets, net	3,685	3,944	4,211	4,498	4,795
Other assets	68,002	65,640	65,501	65,283	65,253
Total assets	$2,064,758	$2,023,506	$1,999,442	$1,971,239	$1,911,610
Liabilities:
Deposits:
Noninterest-bearing	$356,435	$358,538	$353,686	$342,782	$323,785
Interest-bearing	1,282,998	1,257,006	1,235,071	1,223,028	1,173,078
Total deposits	1,639,433	1,615,544	1,588,757	1,565,810	1,496,863
Short-term borrowings	91,500	77,475	82,700	75,300	86,300
Long-term debt	57,160	57,615	58,134	58,685	59,232
Accrued interest payable	431	457	462	434	453
Other liabilities	12,725	13,096	12,771	14,570	14,437
Total liabilities	1,801,249	1,764,187	1,742,824	1,714,799	1,657,285
Stockholders’ equity:
Common stock	14,792	14,788	14,788	14,788	14,788
Capital surplus	134,937	134,888	134,871	134,853	134,835
Retained earnings	116,988	113,621	111,114	108,677	105,852
Accumulated other comprehensive loss	(3,208)	(3,978)	(4,155)	(1,878)	(1,150)
Total stockholders’ equity	263,509	259,319	256,618	256,440	254,325
Total liabilities and stockholders’ equity	$2,064,758	$2,023,506	$1,999,442	$1,971,239	$1,911,610

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands)

	June 30	Mar 31	Dec 31	Sept 30	June 30
Average quarterly balances	2017	2017	2016	2016	2016
Assets:
Loans, net:
Taxable	$1,464,401	$1,429,323	$1,422,725	$1,385,800	$1,327,003
Tax-exempt	114,287	105,442	105,119	108,105	109,770
Total loans, net	1,578,688	1,534,765	1,527,844	1,493,905	1,436,773
Investments:
Taxable	159,841	159,593	150,697	136,645	144,223
Tax-exempt	111,061	115,347	119,805	123,177	126,620
Total investments	270,902	274,940	270,502	259,822	270,843
Interest-bearing balances with banks	307	349	333	412	372
Federal funds sold
Total interest-bearing assets	1,849,897	1,810,054	1,798,679	1,754,139	1,707,988
Other assets	196,913	194,499	192,266	188,256	184,714
Total assets	$2,046,810	$2,004,553	$1,990,945	$1,942,395	$1,892,702
Liabilities and stockholders’ equity:
Deposits:
Interest-bearing	$1,270,459	$1,244,021	$1,241,586	$1,195,645	$1,174,686
Noninterest-bearing	356,282	346,567	341,795	337,337	327,937
Total deposits	1,626,741	1,590,588	1,583,381	1,532,982	1,502,623
Short-term borrowings	87,739	82,002	75,518	78,974	62,659
Long-term debt	57,372	57,856	58,404	58,960	59,504
Other liabilities	14,305	14,872	15,616	15,349	15,131
Total liabilities	1,786,157	1,745,318	1,732,919	1,686,265	1,639,917
Stockholders’ equity	260,653	259,235	258,026	256,130	252,785
Total liabilities and stockholders’ equity	$2,046,810	$2,004,553	$1,990,945	$1,942,395	$1,892,702

Peoples Financial Services Corp.

Asset Quality Data

(In thousands)

	June 30	Mar 31	Dec 31	Sept 30	June 30
	2017	2017	2016	2016	2016
At quarter end
Nonperforming assets:
Nonaccrual/restructured loans	$10,429	$11,446	$12,974	$12,409	$9,778
Accruing loans past due 90 days or more	835	462	844	1,109	2,071
Foreclosed assets	384	236	393	703	1,353
Total nonperforming assets	$11,648	$12,144	$14,211	$14,221	$13,202

Three months ended
Allowance for loan losses:
Beginning balance	$16,969	$15,961	$15,712	$14,799	$14,158
Charge-offs	431	311	1,358	355	632
Recoveries	64	119	207	68	73
Provision for loan losses	1,200	1,200	1,400	1,200	1,200
Ending balance	$17,802	$16,969	$15,961	$15,712	$14,799

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except share and per share data)

	June 30	Mar 31	Dec 31	Sept 30	June 30
Three months ended	2017	2017	2016	2016	2016
Core net income per share:
Net income GAAP	$5,659	$4,800	$4,728	$5,118	$4,855
Adjustments:
Less: Gain on sale of merchant services business	2,278
Less: Gains on sale of investment securities					381
Add: Expenses related to sale of merchant services business	271
Add: Gain on sale of merchant services business tax adjustment	702
Add: Gains on sale of investment securities tax adjustment					133
Net income Core	$4,354	$4,800	$4,728	$5,118	$4,607
Average common shares outstanding	7,396,163	7,394,143	7,394,143	7,394,143	7,395,127
Core net income per share	$0.59	$0.65	$0.64	$0.69	$0.62
Tangible book value:
Total stockholders’ equity	$263,509	$259,319	$256,618	$256,440	$254,325
Less: Goodwill	63,370	63,370	63,370	63,370	63,370
Less: Other intangible assets, net	3,685	3,944	4,211	4,498	4,795
Total tangible stockholders’ equity	$196,454	$192,005	$189,037	$188,572	$186,160
Common shares outstanding	7,396,163	7,394,143	7,394,143	7,394,143	7,394,143
Tangible book value per share	$26.56	$25.97	$25.57	$25.50	$25.18
Core return on average stockholders’ equity:
Net income GAAP	$5,659	$4,800	$4,728	$5,118	$4,855
Adjustments:
Less: Gain on sale of merchant services business	2,278
Less: Gains on sale of investment securities					381
Add: Expenses related to sale of merchant services business	271
Add: Gain on sale of merchant services business tax adjustment	702
Add: Gains on sale of investment securities tax adjustment					133
Net income Core	$4,354	$4,800	$4,728	$5,118	$4,607
Average stockholders’ equity	$260,653	$259,235	$258,026	$256,130	$252,785
Core return on average stockholders’ equity	6.70%	7.51%	7.29%	7.95%	7.33%
Return on average tangible equity:
Net income GAAP	$5,659	$4,800	$4,728	$5,118	$4,855
Average stockholders’ equity	$260,653	$259,235	$258,026	$256,130	$252,785
Less: average intangibles	67,185	67,448	67,725	68,017	68,313
Average tangible stockholders’ equity	$193,468	$191,787	$190,301	$188,113	$184,472
Return on average tangible stockholders’ equity	11.73%	10.15%	9.88%	10.82%	10.59%
Core return on average tangible stockholders’ equity:
Net income GAAP	$5,659	$4,800	$4,728	$5,118	$4,855
Adjustments:
Less: Gain on sale of merchant services business	2,278
Less: Gains on sale of investment securities					381
Add: Expenses related to sale of merchant services business	271
Add: Gain on sale of merchant services business tax adjustment	702
Add: Gains on sale of investment securities tax adjustment					133
Net income Core	$4,354	$4,800	$4,728	$5,118	$4,607
Average stockholders’ equity	$260,653	$259,235	$258,026	$256,130	$252,785
Less: average intangibles	67,185	67,448	67,725	68,017	68,313
Average tangible stockholders’ equity	$193,468	$191,787	$190,301	$188,113	$184,472
Core return on average tangible stockholders’ equity	9.03%	10.15%	9.88%	10.82%	10.05%
Core return on average assets:
Net income GAAP	$5,659	$4,800	$4,728	$5,118	$4,855
Adjustments:
Less: Gain on sale of merchant services business	2,278
Less: Gains on sale of investment securities					381
Add: Expenses related to sale of merchant services business	271
Add: Gain on sale of merchant services business tax adjustment	702
Add: Gains on sale of investment securities tax adjustment					133
Net income Core	$4,354	$4,800	$4,728	$5,118	$4,607
Average assets	$2,046,810	$2,004,553	$1,990,945	$1,942,395	$1,892,702
Core return on average assets	0.85%	0.97%	0.94%	1.05%	0.98%

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except share and per share data)

	June 30	June 30
Six Months Ended	2017	2016
Core net income per share:
Net income GAAP	$10,459	$9,737
Adjustments:
Less: Gain on sale of merchant services business	2,278
Less: Gains on sale of investment securities		623
Add: Expenses related to sale of merchant services business	271
Add: Gain on sale of merchant services business tax adjustment	702
Add: Gains on sale of investment securities tax adjustment		218
Net income Core	$9,154	$9,332
Average common shares outstanding	7,395,158	7,399,318
Core net income per share	$1.24	$1.26